Exhibit (a)(2)

                             LETTER OF TRANSMITTAL
                                       OF
                                    TXU CORP.

                                 WITH RESPECT TO
                   CORPORATE UNITS (CUSIP NO. 873168 50 4) AND
                      INCOME PRIDES (CUSIP NO. 873168 88 4)

           PURSUANT TO THE OFFER TO PURCHASE, DATED SEPTEMBER 15, 2004

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  THE OFFER WITH RESPECT TO CORPORATE UNITS AND THE OFFER WITH RESPECT TO INCOME
  PRIDES (EACH, AN "OFFER" AND, COLLECTIVELY, THE "OFFERS") AND YOUR RIGHT TO WITHDRAW FROM EITHER OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME ON OCTOBER 13, 2004, UNLESS, WITH RESPECT TO EITHER OFFER, SUCH OFFER IS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED WITH RESPECT TO EITHER OFFER, THE "EXPIRATION DATE" APPLICABLE TO SUCH OFFER).
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                        The Depositary for the Offers is:

                              THE BANK OF NEW YORK
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                            New York, New York 10286
                          Attention: Carolle Montreuil

                                  By Facsimile:
                                 (212) 298-1915

                     For Information or Contact by Telephone
                                 (212) 815-5920


         DELIVERY OF THIS LETTER OF TRANSMITTAL OTHER THAN AS PROVIDED HEREIN WILL NOT CONSTITUTE A VALID DELIVERY.

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase, dated September 15, 2004 (the "Offer to Purchase").

         Any questions related to the procedures for tendering Corporate Units or Income PRIDES (each, a "Security" and, collectively, the "Securities") and requests for assistance may be directed to the Co-Dealer Managers at the addresses and telephone numbers set forth on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, or any other documents may be directed to the Information Agent at the address and telephone numbers set forth on the back cover of this Letter of Transmittal.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE APPLICABLE PURCHASE PRICE PURSUANT TO AN OFFER TO PURCHASE MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SECURITIES TO THE DEPOSITARY PRIOR TO THE APPLICABLE EXPIRATION DATE.

         Holders who are tendering by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") should arrange for the DTC participant holding the Securities through its DTC account to tender those Securities in the applicable tender offer to the Depositary prior to the Expiration Date. In the event one or more brokers, dealers, banks, trust companies, custodians or other nominees acts as an intermediary between your agent and that DTC participant, your agent should arrange to deliver the tender instructions for the applicable Securities to the appropriate DTC participant. See "THE OFFERS--Procedures for Tendering the Securities" in the Offer to Purchase.

         A tender will be deemed to have been received only when the Depositary receives (i) a duly completed agent's message through the facilities of DTC at the Depositary's DTC account or a properly completed Letter of Transmittal and
(ii) confirmation of book-entry transfer of the Securities into the Depositary's applicable DTC account.

         You may only submit one agents' message or Letter of Transmittal for each type of the Securities tendered.

         Notwithstanding any other provision of the offers, the obligations of TXU Corp., a Texas Corporation ("TXU"), to accept for purchase, and to pay the Purchase Price for, any Securities validly tendered and not properly withdrawn pursuant to the applicable offer is subject to and conditioned upon the satisfaction of or, where applicable, waiver by TXU of, all "Conditions of the Offers" described under THE OFFERS--"Conditions of the Offers" in the Offer to Purchase. The Offers for the Securities are not contingent upon each other.

         Under a separate Offer to Purchase, TXU is concurrently offering to purchase any and all of its outstanding Floating Rate Convertible Senior Notes due 2033. The offers for the Securities and such concurrent offer are not contingent upon each other.

         List below the type of Security to which this Letter of Transmittal relates. If the space provided below is inadequate, list the pertinent information on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of either type of Security will be accepted only in amounts of whole Securities.

         This Letter or Transmittal is being used with respect to (check only one):

   |_|   Corporate Units
   |_|   Income PRIDES

         If both Corporate Units and Income Prides are being tendered, it is necessary to return a separate Letter of Transmittal in respect of each type of Security.

-------------------------------------------------------------------------------
                          SECURITIES TO BE TENDERED
-------------------------------------------------------------------------------
   Name(s) and Address(es) of Holders             Number of Securities Tendered
---------------------------------------- --------------------------------------


   ----------------------------------------------- -----------------------------
   TOTAL AMOUNT OF SECURITIES TENDERED
   ----------------------------------------------- -----------------------------

PAYMENT OF PURCHASE PRICE FOR CORPORATE UNITS AND INCOME PRIDES

         All Securities purchased in the offer will be purchased by TXU. Upon the terms and conditions of each offer, including the proration provisions of the Offer to Purchase, promptly following the Expiration Date with respect thereto, TXU will accept for payment and pay for, and thereby purchase, the Securities validly tendered and not properly withdrawn, up to 11,433,285 of the Corporate Units and 8,700,000 of the Income PRIDES.

         For purposes of the offers, TXU will be deemed to have accepted for payment and therefore purchased the Securities that are validly tendered and not properly withdrawn only when, as and if TXU gives notice to the Co-Dealer Managers or the Depositary, as applicable, of TXU's acceptance of the Securities for payment on the part of the depository.

         If your Corporate Units are purchased in the Corporate Units offer or your Income PRIDES are purchased in the PRIDES offer, you will be paid the applicable Purchase Price, in cash, without interest, promptly after the expiration of the applicable offer period and the acceptance of the Securities for payment. TXU will pay the Purchase Price in U.S. Dollars to the Depositary, which will act as your custodian or nominee for the purpose of receiving payment from TXU and transmitting payment to you. There may be tax consequences to receiving the Purchase Price in connection with any of the offers. See THE OFFERS--"Purchase of the Securities; Payment of the Purchase Price" and PURPOSES, EFFECTS AND PLANS--"Material United States Federal Income Tax Consequences" in the Offer to Purchase.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

TO DEPOSITARY:

         The undersigned hereby tenders to TXU the above-described Securities upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer.

         Subject to, and effective upon, acceptance for payment of the Securities tendered in accordance with the terms and subject to the conditions of the applicable offer, including, if such offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, TXU all right, title and interest in and to all Securities tendered and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities with full knowledge that the Depositary also acts as the agent of TXU with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the applicable offer.

         The undersigned covenants, represents and warrants to TXU that, in connection with its tender of the Securities pursuant hereto:

         1. the undersigned has a "net long position" in the Securities at least equal to the Securities tendered within the meaning of Rule 14e-4 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         2.   the tender of the Securities complies with Rule 14e-4;

         3. the undersigned has received and read a copy of this document and the Offer to Purchase and understands and agrees to be bound by all the terms and conditions of the tender offers;

         4. the undersigned has full power and authority to tender the Securities;

         5. the undersigned has assigned and transferred the Securities to the Depositary and irrevocably constitutes and appoints the Depositary as its, his or her true and lawful agent and attorney-in-fact to cause the Securities to be tendered in the tender offers, that power of attorney being irrevocable and coupled with an interest, subject only to the right of withdrawal (described in the Offer to Purchase);

         6. the undersigned's Securities are being tendered, and will, when accepted by the Depositary, be free and clear of all charges, liens, restrictions, claims, equitable interests and encumbrances, other than the claims of a holder under the applicable terms of the tender offers; and

         7. the undersigned will, upon TXU's request or the request of the Depositary, as applicable, execute and deliver any additional documents necessary or desirable to complete the tender of the Securities.

         Your agent, by delivering, or causing to be delivered, those Securities and the completed agents' message or a completed Letter of Transmittal, to the Depositary is representing and warranting that you, as owner of the Securities, have represented, warranted and agreed to each of the above. The undersigned understands that TXU's acceptance of the Securities tendered pursuant to any one of the procedures described in the section captioned THE OFFERS--"Procedures for Tendering the Securities" of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and TXU upon the terms and subject to the conditions of the offers. The undersigned acknowledges that under no circumstances will TXU pay interest on the Purchase Price, including without limitation, by reason of any delay in making payment on the part of the Depositary.

         The name(s) and address(es) of the DTC participant should be printed, if they are not already printed above, exactly as they appear on a security position listing as the owner of the Securities.

         The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, TXU may terminate or amend the offer for the any of the Securities tendered or may accept for payment fewer than all of the Securities tendered.

         TXU will pay the Purchase Price in U.S. Dollars to the Depositary, which will act as your custodian or nominee for the purpose of receiving payment from TXU and transmitting payment to you.

         All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                PLEASE SIGN HERE
       (PLEASE COMPLETE AND RETURN WITH THE ATTACHED SUBSTITUTE FORM W-9.)
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(This Letter of Transmittal must be signed, if tendered by a DTC participant, exactly as such DTC participant's name appears on a security position listing as the owner of the Securities. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to TXU of such person's authority to act.)

                        Dated: ___________________, 2004


Name(s): _______________________________________________________________________
                                 (PLEASE PRINT)

________________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

Capacity (full title):__________________________________________________________


Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:_________________________________________


Tax Identification Number, Social Security Number or Employer Identification Number:_________________________________________________________________________
(SEE SUBSTITUTE FORM W-9)

                            GUARANTEE OF SIGNATURE(S)
               (SEE INSTRUCTIONS 1 AND 6 TO DETERMINE IF REQUIRED)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
                                 (PLEASE PRINT)

Title:__________________________________________________________________________

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:_________________________________________________

Dated: _______________, 2004

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COMPLETE ONLY IF APPLICABLE:

                                SOLICITED TENDERS


         As described in the Offer to Purchase, TXU will pay Soliciting Dealer Fees, in the amounts and on the terms and conditions set forth in instruction 9 to designated soliciting dealers (as described in the Offer to Purchase).

         The above signed represents that the soliciting dealer that solicited and obtained this tender is:

Name of Firm:
________________________________________________________________________________
                                 (PLEASE PRINT)
Name of Individual Broker:
________________________________________________________________________________
Address:
________________________________________________________________________________
                               (INCLUDE ZIP CODE)
________________________________________________________________________________

         If Securities specified in this Letter of Transmittal are held by the above signed as custodian, specify below each beneficial owner of such Securities whose tender you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

                                       NUMBER OF SECURITIES
NAME OF BENEFICIAL OWNER               (MUST BE EQUAL TO OR FEWER THAN [____]


-------------------------------        -----------------------------------------
-------------------------------        -----------------------------------------
-------------------------------        -----------------------------------------
-------------------------------        -----------------------------------------
-------------------------------        -----------------------------------------
-------------------------------        -----------------------------------------
-------------------------------        -----------------------------------------

         The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations. See also Instruction.

ISSUE CHECK TO:
Firm:
________________________________________________________________________________
                                 (PLEASE PRINT)
Attention:
________________________________________________________________________________
Address:
________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Phone number:
________________________________________________________________________________

Taxpayer Identification Number, Social Security Number or Employer Identification Number:
________________________________________________________________________________


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
SUBSTITUTE                     PART  I  - PLEASE  PROVIDE YOUR TAXPAYER
FORM W-9                       IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND        _________________________
PAYOR'S REQUEST                CERTIFY BY SIGNING AND DATING BELOW IN               Taxpayer Identification
FOR TAXPAYER                   PART III.                                            Number (Social Security
IDENTIFICATION                                                                      Number or Employer
NUMBER AND                     _________________________________________________    Identification Number)
CERTIFICATION                  NAME (Please print)

                               _________________________________________________
                               ADDRESS


                               _________________________________________________
                               CITY                STATE                ZIP CODE                PART II-
                                                                                           Awaiting Taxpayer
                                                                                         Identification Number
                               _________________________________________________
                                                                                                   [_]
                               PART III - CERTIFICATION - UNDER PENALTIES OF
                               PERJURY, I  CERTIFY THAT:

                               (1)      The number shown on this form is my
                                        correct Taxpayer Identification Number
                                        (or I am waiting for a number to be
                                        issued to me),

                               (2)      I am not subject to backup withholding
                                        because (a) I am exempt from backup
                                        withholding, (b) I have not been
                                        notified by the Internal Revenue Service
                                        (IRS) that I am subject to backup
                                        withholding as a result of a failure to
                                        report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                               (3)      I am a U.S. person (including a U.S.
                                        resident alien).

                               SIGNATURE:_______________________DATE:___________
                               (You must cross out item (2) of Part III if the
                               IRS has notified you that you are subject to
                               backup withholding because of under reporting
                               interest or dividends on your tax return. Also,
                               see instructions in the enclosed Guidelines for
                               Certification of Taxpayer Identification
                               Number on Substitute Form W-9)
-----------------------------------------------------------------------------------------------------------------


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                          SPECIAL PAYMENT INSTRUCTIONS
                          (SEE INSTRUCTIONS 4, 6 AND 7)

     To be completed ONLY if Securities in an amount not tendered or not accepted for purchase are to be issued in the name of, or checks for the Purchase Price are to be issued to the order of, someone other than the person or persons whose signature(s) appears within this Letter of Transmittal, or issued to an address different from that shown in the box titled "Description of Securities" within this Letter of Transmittal or, if Securities tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the Book-Entry Facility other than the one designated above.
Issue:   [_] Securities        [_] Checks

                              (CHECK AS APPLICABLE)

Name_________________________________
         (PLEASE PRINT)

Address______________________________

_____________________________________
(INCLUDE ZIP CODE)

_____________________________________
(TAXPAYER IDENTIFICATION NUMBER, SOCIAL SECURITY NUMBER OR EMPLOYMENT IDENTIFICATION NUMBER) (SEE SUBSTITUTE FORM W-9 HEREIN)

Credit unpurchased Securities by book-entry to the Book-Entry Transfer Facility account set forth below:

DTC Account Number:__________________

Number of Account Party:_____________

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       INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.   Guarantee of Signatures. No signature guarantee is required if either:

         o this Letter of Transmittal is signed by the DTC participant in the Book Entry Transfer Facility whose name appears on a security position listing as the owner of the Securities; or

         o the Securities are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Exchange Act.

In all other cases an eligible guarantor institution must guarantee all signatures on this letter of transmittal.

2. Delivery of This Letter of Transmittal, Securities and All Other Required Documents. To tender the Securities, a properly completed and duly executed copy or facsimile of this Letter of Transmittal or an agents' message and a confirmation of a book-entry transfer into the Depositary's account with the Book-Entry Transfer Facility of such Securities tendered electronically and any other documents required by this Letter of Transmittal, must be received by the Depositary prior to the applicable the applicable Expiration Date.

Pursuant to authority granted by DTC, any DTC participant that has Securities credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly tender such Securities as though it were the registered holder by so completing, executing and delivering the Letter of Transmittal.

Tenders of Securities in an Offer will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with this Letter of Transmittal.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SECURITIES AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY IS AT THE ELECTION AND RISK OF HOLDERS.

No alternative, conditional or contingent tenders of Securities will be accepted. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal should be sent only to the Depositary. The Depositary will not accept any tender materials other than the Letter of Transmittal and the DTC participants' agents' messages.

Securities tendered may be withdrawn at any time before the expiration of the applicable offer and, unless accepted for payment by TXU after the expiration of such offer, may also be withdrawn at any time after midnight, New York City time, on October 13, 2004. Except as otherwise provided in this Section 3, tenders of Securities are irrevocable.

For a withdrawal of Securities to be effective, a written notice of withdrawal must be timely received by the Depositary at its address appearing on the back page of this document. Any notice of withdrawal must specify the name of the tendering holder, the number of Securities to be withdrawn and the name of the registered holder of the Securities. If you tendered your Securities through an agent and wish to withdraw your Securities, you will need to make arrangements for withdrawal with your agent. Your ability to withdraw the tender of your Securities will depend upon the terms of the arrangements you have made with your agent and, if your agent is not the DTC participant tendering those Securities, the arrangements between your agent and such DTC participant, including any arrangements involving intermediaries between your agent and such DTC participant.

If you tendered your Securities in book-entry form and wish to withdraw your Securities, you will need to deliver to the Depositary a signed notice of withdrawal specifying the name of the registered holder and the name and the number of the account at DTC to be credited with the withdrawn Securities, and must otherwise comply with DTC procedures.

The Depositary will require that your signature on a notice of withdrawal be guaranteed by an eligible guarantor institution.

The Depositary will return to tendering holders all Securities in respect of which it has received valid withdrawal instructions as soon as practicable after it receives of such instructions.

All questions as to the form and validity (including the time of receipt) of any notice of withdrawal will be determined by TXU, and TXU's determination will be final and binding. Neither TXU, nor any of the Depositary, the Co-Dealer Managers, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

Withdrawals may not be rescinded, and any Securities properly withdrawn will thereafter be deemed not validly tendered for purposes of the offers unless the withdrawn Securities are properly re-tendered before the Expiration Date

All tendering Security holders, by execution of this letter of transmittal or a manually signed facsimile of this letter of transmittal, waive any right to receive any notice of the acceptance of their tender.

3. Order of Tender in Event of Proration. As described in the section of the Offer to Purchase entitled THE OFFERS--"Priority and Proration", holders of Securities can specify in the "Description of Securities" box of the Letter of Transmittal the order in which specified portions of their Securities will be tendered if, as a result of the proration provisions, some but not all of the tendered Securities are purchased by TXU in the Tender Offer. The order of tender may have an effect on the federal income tax treatment of the consideration for the Securities purchased. See the section of the Offer to Purchase entitled PURPOSES, EFFECTS AND PLANS--"Material United States Federal Income Tax Consequences."

4. Inadequate Space. If the space provided in the box entitled "Description of Securities" above is inadequate, the number of Securities should be listed on a separate signed schedule and attached to this letter of transmittal.

5. Partial Tenders and Unpurchased Securities. Tenders of Securities in response to the Offers will be accepted only in amounts of whole Securities. If fewer than all of the Securities owned by a Holder are tendered, the Holder must fill in the number of such Securities tendered in the last column of the box titled "Description of Securities" herein. All of the Securities owned by a Holder will be deemed to have been tendered, unless otherwise indicated.

6.   Signatures on Letter of Transmittal.

         o Exact Signature. If this Letter of Transmittal is signed by a DTC participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Securities tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Securities.

         o Joint Holders. If the Securities tendered are registered in the names of two or more joint holders, each holder must sign this letter of transmittal.

         o Signatures of Fiduciaries. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to TXU of his or her authority to so act.

7. Transfer Taxes. TXU will pay all transfer taxes applicable to the purchase and transfer of the Securities, except in the case of deliveries of Securities for units not tendered or not accepted for payment that are registered or issued in the name of any person other than the DTC participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Securities tendered thereby.

8. Special Payment and Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Securities for units not tendered or not accepted for purchase to be made in connection with the offers are to be issued or sent, if different from the name and address of the registered or acting Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. If no instructions are given, Securities not tendered or not accepted for purchase will be returned to the registered or acting Holder of the Securities tendered. Any Holder tendering by book-entry transfer may request that Securities not tendered or not accepted for purchase be credited to such account at the Book-Entry Transfer Facility as such Holder may designate under the caption "Special Payment Instructions." If no such instructions are given, any such Securities not tendered or not accepted for purchase will be returned by crediting the account at the Book Entry Transfer Facility designated above.

9. Soliciting Dealer Fee Instructions. Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, in the event that the relevant beneficial owner so designates, TXU will pay, promptly after the Expiration Date, to persons who were responsible for soliciting tenders from beneficial owners whose individual ownership is equal to or fewer than 5,000 Securities, a fee (the "Soliciting Dealer Fee") equal to $0.125 per Security for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The "Solicited Tender Box" should be completed to designate a soliciting dealer. No person may receive the Soliciting Dealer Fee unless such person is (i) a broker or dealer in securities, including the Co-Dealer Managers in their respective capacity as a dealer or broker, that is a member of any national securities exchange or of the NASD, (ii) a foreign broker or dealer not eligible for membership in the NASD that agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or
(iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such retail soliciting dealers in the appropriate section of this Letter of Transmittal.

Participants in DTC will be required to undertake to distribute the related Soliciting Dealer Fee to such persons as appropriate. Neither TXU nor the Co-Dealer Managers will be responsible for making such distribution or for ensuring that DTC participants make such distribution.

10. Irregularities. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Securities will be determined by TXU, in its sole discretion, the determination of which shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SECURITIES WILL NOT BE CONSIDERED VALID. TXU reserves the absolute right, in its sole discretion, to reject any or all tenders of Securities that are not in proper form or the acceptance of which would, in TXU's opinion, be unlawful. TXU also reserves the right to waive any defects, irregularities or conditions of tender as to particular Securities.

TXU's interpretations of the terms and conditions of each Offer (including the instructions in this Letter of Transmittal) will be final and binding.

Any defect or irregularity in connection with tenders of Securities must be cured within such time as TXU determines, unless waived by TXU. Tenders of Securities shall not be deemed to have been made until all defects or irregularities have been waived by TXU or cured.

11. Questions and Requests for Assistance and Additional Copies. Questions and requests for additional copies of the Offer to Purchase or the Letter of Transmittal may be directed to any Co-Dealer Manager, at its respective telephone number and address set forth on the back page of the Offer to Purchase and set forth below.

12. Tax Identification Number and Backup Withholding. Current U.S. Federal income tax law generally requires that an owner of Securities whose tendered Securities are accepted for purchase, or such person's assignee (in either case, the "payee"), provide the Depositary with the payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a payee who is an individual, is the payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the payee may be subject to penalties imposed by the IRS and backup withholding at the applicable backup withholding rate on the gross proceeds received pursuant to the offer. Such reportable payments generally will be subject to information reporting even if the Depositary is provided with a TIN. If withholding results in an overpayment of taxes, a refund may be obtained. To prevent backup withholding, each payee must provide the payee's correct TIN by completing the Substitute Form W-9 set forth in this letter of transmittal, certifying that the TIN provided is correct (or that the payee is awaiting a TIN) and that

          o    the payee is exempt from backup withholding,
          o the payee has not been notified by the IRS that the payee is subject to backup withholding as a result of a failure to report all interest or dividends, or
          o the IRS has notified the payee that the payee is no longer subject to backup withholding.

If   the payee lacks a TIN, the payee should

          o consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN,
          o    check "Awaiting Taxpayer Identification Number" in the box in
               PART II of the Substitute Form W-9, and
          o sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document.

If the payee does not provide the payee's TIN to the Depositary, backup withholding may apply with respect to payments made pursuant to the offer. Note that checking the box in PART II on the Substitute Form W-9 means that the payee has already applied for a TIN or that the payee intends to apply for one in the near future.

For further information concerning backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Securities are held in more than one name or are not in the name of the actual owner), consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" on the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8BEN, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.


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


                        The Depositary for the Offers is

                              THE BANK OF NEW YORK

                               By Hand or Courier:

                              The Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                            New York, New York 10286
                          Attention: Carolle Montreuil

                                  By Facsimile:
                                 (212) 298-1915

                    Confirm by Telephone or for Information:
                                 (212) 815-5920


                     The Information Agent for the Offer is:

                              D.F. King & Co., Inc.
                                 48 Wall Street
                                   22nd Floor
                               New York, NY 10005
             Banks and Brokerage Firms, Please Call: (212) 269-5550
                    All Others Call Toll-free: (800) 714-3312

                    The Co-Dealer Managers for the Offer are:

       MERRILL LYNCH & CO.                    BANC OF AMERICA SECURITIES LLC

Attn: Liability Management Group              9 West 57th Street, 40th Floor
     World Financial Center                      New York, New York 10019
           North Tower                        Toll Free: (888) 583-8900 x2200
    New York, New York 10080                      Or Call: (212) 933-2200
    Toll Free: (888) 654-8637
Or Call: (212) 449-4914 (collect)




      GOLDMAN, SACHS & CO.                          UBS SECURITIES LLC

Credit Liability Management Group                   UBS Investment Bank
         75 Broad Street                     Attn: Liability Management Group
    New York, New York 10004                       677 Washington Blvd.
    Toll Free: (877) 686-5059                   Stamford, Connecticut 06901
Or Call: (212) 902-3440 (collect)             Toll Free: (888) 722-9555 x4210
                                             Or Call: (203) 719-4210 (collect)



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